UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2011

ONLINE DISRUPTIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54394	27-1404923
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

3120 S. Durango Dr. Suite 305, Las Vegas, Nevada 89117
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code:  (702) 579-7900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Consulting Agreement with 1367826 Ontario Limited

Effective November 1, 2011, we entered into a consulting agreement with 1367826 Ontario Limited (“OntarioCo”) and Robbie Manis, pursuant to which OntarioCo is to provide certain consulting services to our company including: sourcing and implementing new business opportunities; raising financing reasonably required from time to time by our company; coordinating all required accounting, reporting and disclosure; and fulfilling any other needed administrative functions.  As consideration for the performance of the consulting services under the agreement, we agreed to pay OntarioCo the sum of US$4,166.67 per month for the duration of the agreement, exclusive of any applicable sales tax.

The agreement is for an indefinite period unless terminated by either party with sixty days advance written notice to the other party.

A copy of the consulting agreement with 1367826 Ontario Limited and Robbie Manis is attached as exhibit 10.1 to this current report on Form 8-K.

Consulting Agreement with Kerry Chow

Effective November 1, 2011, we entered into a consulting agreement with Kerry Chow, pursuant to which Kerry Chow will provide certain consulting services to our company including:  maintaining the accounting books and records on behalf of our company and our subsidiaries; preparing consolidated quarterly and annual financial statements for our company and our subsidiaries as well as assisting in the preparation of the related disclosure documents; coordinating the quarterly reviews and annual audits on behalf of our company and our subsidiaries; coordinating the preparation and filing of the annual income tax returns of our company and our subsidiaries; and any other accounting-related functions.  As consideration for the performance of the consulting services under the agreement, we agreed to pay Kerry Chow the sum of US$833.33 per month for the duration of the agreement, exclusive of any applicable sales tax.

The agreement is for an indefinite period unless terminated by either party with sixty days advance written notice to the other party.

A copy of the consulting agreement with Kerry Chow is attached as exhibit 10.2 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Consulting Agreement dated November 1, 2011 with 1367826 Ontario Limited and Robbie Manis
10.2	Consulting Agreement dated November 1, 2011 with Kerry Chow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

By:   /s/ Benjamin Cherniak
Benjamin Cherniak
President and Director

Dated:  November 3, 2011